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                                                                    EXHIBIT 23.0

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in Registration Statements No. 333-57540 and No. 333-76086 on Form S-8 of Lawrence Financial Holdings, Inc., of our report dated January 29, 2004 on the consolidated financial statements of Lawrence Financial Holdings, Inc. included in this Annual Report on Form 10-KSB for the year ended December 31, 2003.




                                            /s/ Crowe Chizek and Company LLC

Columbus, Ohio
March 10, 2004